UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  January 28, 2009

AVI BioPharma, Inc.

(Exact name of Company as specified in its charter)

Oregon	0-22613	93-0797222
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One S.W. Columbia, Suite 1105

Portland, OR 97258

(Address of principal executive offices)

(503) 227-0554

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On January 28, 2009, AVI BioPharma, Inc. (the “Company”) entered into a engagement letter (the “Engagement Letter”), with Rodman & Renshaw, LLC, as placement agent (“Rodman”), relating to the proposed placement of certain registered securities of the Company with targeted aggregate proceeds of $16.0 million.  A copy of the Engagement Letter is attached as Exhibit 1.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

On January 29, 2009, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with each investor signatory thereto relating to the issuance and sale by the Company of 14,224,202 units at a price of $1.16 per unit (each a “Unit,” and, collectively, the “Units”).  Assuming all 14,224,202 Units are sold, the Company anticipates it will raise approximately $16.5 million before placement agent fees and other expenses.  The Securities Purchase Agreement is attached as Exhibit 10.67 to this Current Report on Form 8-K, and is incorporated herein by reference.

Each Unit sold under the terms of the Securities Purchase Agreement consists of one share of common stock (the “Common Shares”) and a warrant to purchase one share of the Company’s common stock (the “Warrants”) at a price of $1.16 per Unit.  The exercise price of the Warrants is $1.16 per share.  The Warrants may be exercised beginning on or about July 30, 2009 and thereafter for five years.  The form of Common Stock Purchase Warrant is attached as Exhibit 4.4 to this Current Report on Form 8-K, and is incorporated herein by reference.

The Company has also entered into a letter agreement regarding Board of Director representation (the “Letter Agreement”) with Eastbourne Capital Management, LLC (“Eastbourne”), who has agreed to purchase approximately $8.25 million of the offered Units pursuant to the terms of the Securities Purchase Agreement.  Under the terms of the Letter Agreement, subject to certain conditions, the Company has agreed to appoint a nominee of Eastbourne to its Board of Directors in connection with the closing of the transaction contemplated by the Securities Purchase Agreement.  The Letter Agreement terminates at such time funds managed by Eastbourne own less than 25% of the Common Shares purchased by Eastbourne under the Securities Purchase Agreement, including Common Shares, if any, acquired upon exercise of the Warrants.  A copy of the Letter Agreement is attached hereto as Exhibit 10.68 to this Current Report on Form 8-K, and is incorporated herein by reference.

Rodman, as placement agent, is obligated to act on a reasonable best efforts basis for the offering and will receive a placement fee equal to 5.5% of the aggregate proceeds raised through investors introduced to the Company by Rodman and 2% of the aggregate proceeds raised through investors introduced to Rodman by the Company.  The aggregate amount of such placement fee is estimated to be $601,254.  Assuming all 14,224,202 Units are sold, Rodman will also receive a warrant to purchase 426,726 shares of our common stock at an exercise price of $1.45 per share until January 30, 2014.

In addition to the fees to be paid to Rodman and other offering expenses, the Company has agreed to pay JMP Securities LLC, 2% of the aggregate gross proceeds, or $330,002, as compensation for financial advisory services rendered prior to and other than in connection with the offering.

The description of the offering provided herein does not purport to be complete and is qualified in its entirety by reference to the Engagement Letter and the Securities Purchase Agreement.  The Company has filed with the Securities and Exchange Commission the Engagement Letter, Securities Purchase Agreement, Form of Common Stock Purchase Warrant, and Letter Agreement in order to provide investors and the Company’s shareholders with information regarding their respective terms and in accordance with applicable rules and regulations of the Securities and Exchange Commission.  Each agreement contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of the agreement and in the context of the specific relationship between the parties.  Accordingly, investors and shareholders should not rely on the representations and warranties.  Furthermore, investors and shareholders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the respective agreements.  Information concerning the subject matter of such representations and warranties may change after the date of the respective agreements, which subsequent information may or may not be fully reflected in the Company’s reports or other filings with the Securities and Exchange Commission.

The Units will be issued pursuant to a prospectus supplement dated January 30, 2009, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act.  The issuance of the units is pursuant to a shelf takedown from the Company’s registration statement on Form S-3 (File No. 333-138299), including a related prospectus, which was declared effective by the Securities and Exchange Commission on November 22, 2006.  A copy of the opinion of Davis Wright Tremaine LLP relating to the legality of the issuance and sale of the Units in the offering is attached hereto as Exhibit 5.1.

On January 30, 2009, the Company issued a press release announcing the execution of the Engagement Letter, entry into the Securities Purchase Agreement and the general terms of the units to be offered.  The text of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

1.3	Engagement Letter dated January 28, 2009 between the Company and Rodman & Renshaw, LLC

4.4	Form of Common Stock Purchase Warrant

5.1	Opinion of Davis Wright Tremaine LLP

10.67	Securities Purchase Agreement dated January 29, 2009 between the Company and the Purchasers

10.68	Letter Agreement Regarding Board of Director Representation between the Company and Eastbourne Capital Management, LLC

23.1	Consent of Davis Wright Tremaine LLP (contained in Exhibit 5.1)

99.1	Press Release dated January 30, 2009

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on January 30, 2009.

AVI BioPharma, Inc.

By:	/s/ Leslie Hudson, Ph.D.

Leslie Hudson, Ph.D.
President and Chief Exectuive Officer (Principal Operating Officer)

Exhibit Index

1.3	Engagement Letter dated January 28, 2009 between the Company and Rodman & Renshaw, LLC

4.4	Form of Common Stock Purchase Warrant

5.1	Opinion of Davis Wright Tremaine LLP

10.67	Securities Purchase Agreement dated January 29, 2009 between the Company and the Purchasers

10.68	Letter Agreement Regarding Board of Director Representation between the Company and Eastbourne Capital Management, LLC

23.1	Consent of Davis Wright Tremaine LLP (contained in Exhibit 5.1)

99.1	Press Release dated January 30, 2009